114 P-1
                       SUPPLEMENT DATED NOVEMBER 1, 2001
                              TO THE PROSPECTUS OF
                         FRANKLIN TAX-EXEMPT MONEY FUND
                             dated December 1, 2000
                        as supplemented January 2, 2001.

Effective January 1, 2002, the prospectus is amended as follows:

I. The "Selling Shares By Check - Money Fund" section beginning on page 18, is replaced with the following:

 SELLING SHARES BY CHECK For accounts with check writing privileges, you may make checks payable to any person and for any amount of $500 or more. We will impose a $10 charge against your account if you write a check for an amount less than $500. Since you will not know the exact amount in your account on the day a check is presented for payment, a check should not be used to close your account.

 When a check is presented for payment, we will redeem an equivalent number of shares in your account to cover the amount of the check. The shares will be redeemed at the net asset value next determined after we receive the check, as long as the amount of the check does not exceed the number of available shares in your account. The available shares may not include recently purchased shares if the check, draft or wire/electronic funds transfer used as payment for the shares has not yet cleared. If we receive a check written for an amount that exceeds the total value of the shares in your account, the check may be returned unpaid and we will impose a $10 charge against your account. The total value of the shares in your account is calculated at the time the check is presented to us for processing.

 The checks are drawn through Bank of America, N.A. Bank of America may end this service at any time upon notice to you. You generally will not be able to convert a check drawn on your Fund account into a certified or cashier's check by presenting it at the bank.

 STOPPING PAYMENT ON A CHECK. Should you want to stop payment on a check, you must notify us by phone or in writing. Since the Fund is not a bank, we cannot assure you that a stop payment request will be effective. We will use our best efforts, however, to see that these requests are carried out.

 FRANKLIN TEMPLETON CASH ADVANTAGE CARD You may use your Franklin Templeton Cash Advantage Card (Cash Advantage Card), which is a Platinum MasterCard, to purchase merchandise or services at participating establishments or to obtain cash advances from any participating bank. The Cash Advantage Card, which is issued by Franklin Templeton Bank & Trust (Bank), gives you easy access to your assets in the Fund through automatic fund transfers from your linked Fund account. You may charge any amount up to your maximum balance in the linked Fund account anywhere MasterCard is accepted, including getting cash at ATMs worldwide.

 You must maintain a value of Fund shares in your account equal to at least 100% of the outstanding and unpaid balance of your Cash Advantage Card. If this value is not maintained, the Bank may request that you increase the number of Fund shares or reduce the principal balance on your Cash Advantage Card. You may not use the Cash Advantage Card to charge purchases or take cash advances in excess of the value of shares in your linked Fund account. The Bank will redeem Fund shares monthly from your account to cover outstanding balances due.

 See the Franklin Templeton Cash Advantage Card Agreement and Disclosure Statement included with your card for complete details. Use of the card is subject to the terms and conditions described in this Agreement and Disclosure Statement.

              Please keep this supplement for future reference.